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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - August 2, 2004
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New York              No. 0-11321              11-2580136
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    (State of Incorporation)     Commission File       (I.R.S. Employer
                                                      Identification No.)


      Six International Drive, Suite 190,
             Rye Brook, New York                               10573
      ------------------------------------                   ---------
             (Address of principal                            Zip Code
              executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.
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   Exhibit No.      Exhibit
   -----------      -------

     99.1 Press Release of Universal American Financial Corp., dated August 2, 2004, reporting Universal's financial results for the second quarter ended June 30, 2004.

ITEM 9.    REGULATION FD DISCLOSURE.

Universal American held a conference call on Tuesday, August 3, 2004 to discuss the second quarter results and other corporate developments. During this call, Universal American Financial Corp. provided earnings guidance for the full year and third quarter of 2004, as follows:

"For the full year 2004, we are moving our guidance up to 94-98 cents, reflecting a range of 9-10% for the annualized accretion from Heritage. With the expected improvement of seasonal loss ratios, we think that the third quarter will be between 24-26 cents."

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2004, Universal American Financial Corp issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIVERSAL AMERICAN FINANCIAL CORP.


                                        By: /s/ Richard A. Barasch
                                           -------------------------------------
                                           Name:   Richard A. Barasch
                                           Title:  President and Chief Executive
`                                                  Officer

                                        Date:  August 4, 2004




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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
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Exhibit 99.1        Press Release of Universal American Financial Corp., dated
                    August 2, 2004, reporting Universal's financial results for the second quarter ended June 30, 2004.









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